SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported):  March 21, 1996



                           BLUE DIAMOND COAL COMPANY
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
                ---------------------------------------------
                (State or Other Jurisdiction of Incorporation)


           0-10610                                  62-0133200
   ------------------------              ---------------------------------
   (Commission File Number)              (IRS Employer Identification Number)


   P.O. Box 59015, 341 Troy Circle, Knoxville, Tennessee           37950-9015
   -----------------------------------------------------           ----------
         (Address of Principal Executive Offices)                  (Zip Code)


                                 423-588-8511
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             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

The Company's Annual Report for the year ended March 31, 1995 reported on the status of the case styled Blue Diamond Coal Company vs. Donna Shalala, Secretary of Health and Human Services, et al. Federal District Court had dismissed the litigation in November, 1994 and the Company timely filed an appeal with the United States Court of Appeals for the Sixth Circuit at Cincinnati. The Sixth Circuit, by an opinion filed March 21, 1996, affirmed the decision of the District Court. Management is considering petitioning the United States Supreme Court for a review of the case.





                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            BLUE DIAMOND COAL COMPANY
                                           -------------------------
                                                    Registrant



Date:   March 26, 1996                            Ted B. Helms
     -----------------------               -------------------------
                                                  Ted B. Helms
                                                    President